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                                                               EXHIBIT 10.1.13.1

                              AMENDED AND RESTATED
                             UNITED AUTO GROUP, INC.
                     NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

                                 AUGUST 15, 2001

1. PURPOSE. The purpose of this Plan is to promote the interests of United Auto Group, Inc. and its affiliates and stockholders by helping to attract and retain highly qualified non-employee directors. This Plan amends and restates the United Auto Group, Inc. Non-Employee Director Compensation Plan adopted by the Board of Directors on October 10, 1996.

2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this section:

          a.   "Board" shall mean the Board of Directors of the Company.

          b. "Company" shall mean United Auto Group, Inc., a Delaware corporation, and any successor corporation.

          c.   "Director" shall mean a member of the Board.

          d. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          e. "Non-Employee Director" shall mean a Director who is not also a salaried employee of the Company or any of its subsidiaries.

          f. "Plan" shall mean this Amended and Restated United Auto Group, Inc. Non-Employee Director Compensation Plan, as set forth herein and as it may be amended from time to time.

          g. "Stock" shall mean shares of the Voting Common Stock of the Company, par value $0.0001 per share.

3. ANNUAL RETAINER. Each Non-Employee Director shall be paid for each year or partial year of service a retainer of $40,000 (pro rated for partial years), payable in full and in arrears in the first quarter of the year following the year in which the Director served in such capacity (the "Payment Date").

4. ELECTION TO RECEIVE FEES IN STOCK. (a.) At the election of a Non-Employee Director, but subject to approval by the Board, such Non-Employee Director may receive shares of Stock in lieu of the annual retainer described in
     Section 3. Such elections shall be made once each


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     year by no later than Sept 1 (the "Election Date") of such year. Once made, such election shall be irrevocable for such year.

          (b.) If a Non-Employee Director's election is approved by the Board, such Non-Employee Director shall receive a number of shares of Stock determined as follows: As of the Payment Date to which the Non-Employee Director's election relates, a number of shares equal to the quotient obtained by dividing (1) the annual retainer for such year (or pro rated portion for partial years), and (2) the fair market value of the Stock on the Payment Date based on the closing price of the Stock on the New York Stock Exchange on such date or, if such date is not a trading day, on the last preceding trading day.

          (c.) Such shares of Stock shall not be subject to any transfer or resale restrictions other than those applicable under federal and state securities laws.

          (d.) If a Non-Employee Director becomes a member of the Board after the Election Date, such Director may elect to receive his fees in Stock on the Payment Date by making such election within 30 days after becoming a Director, provided that such election shall be subject to the approval by the Board.

          (e.) Board approval of Non-Employee Director elections under this
               Section 4 shall be obtained prior to the first date on which a Non-Employee Director may receive Stock in respect of such election.

5. EFFECTIVE DATE. The Plan shall be effective upon the effective date of the Company's initial public offering.

6. AMENDMENT AND TERMINATION OF THE PLAN. The Board in its discretion may terminate the Plan or alter or amend the Plan or any part thereof from time to time.

7. RULE 16B-3. The terms and conditions each Stock acquisition under the Plan shall be approved in advance by the Board for purposes of the exemption from Section 16(b) of the Exchange Act available under Rule 16b-3 (d)(1) promulgated under the Exchange Act.


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